Exhibit 99.1

 Investor Presentation   April 2025  Making Aquadex the Standard of Care for Fluid Management

Safe Harbor Statement

Forward Looking Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward-looking statements are management's present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "would," "should," "plan," "predict," "potential," "project," "promising," "expect," "estimate," "anticipate," "intend," "goal," "strategy," "milestone," and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our–clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption "Risk Factors" and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent reports. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company's expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Financial and Statistical Data

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. These data involve a number of assumptions and limitations and have not been reviewed or audited by our independent registered accounting firm. You are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our advisors or representatives make any representations as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.

Trademarks

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Additional Information

You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information, statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

Aquadex SmartFlow® is a registered trademarks of Nuwellis, Inc.
Aquadex ® is a trademark of Nuwellis, Inc.

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 3  Our Mission  Nuwellis is dedicated to transforming the lives of patients suffering from Fluid Overload through science, collaboration, and innovation.

Nuwellis is at a Strategic Inflection Point

Critical Care + Pediatrics

- Now ~80% **of our business**, reflecting strong demand.
- Prioritized based on strong clinical outcomes and patient needs.

Expanding Outpatient Care

- Motivated by a **4x increase in reimbursement rates**, enhancing the economic feasibility of outpatient treatments.
- Aims to reduce long-term healthcare costs and improve outcomes through preventative care.

Bridging Specialties in Care Delivery

- **Strengthening integration between cardiology and nephrology** to advance fluid management.
- Backed by the JACC[1] study findings, which highlight the efficacy of early intervention in fluid overload conditions.

1: Pinney, S et. al., J AM Coll Cardiol HF, 2025, ISSN 2213-1779 https://doi.org/10.1016/j.jchf.2024.11.018

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 Significant Growth in Critical Care and Pediatrics Drives Strategic Focus  2: Internal Sales Data  As critical care and pediatrics now constitute ~80% of our sales, Nuwellis is realigning its resources towards the Critical Care and Pediatrics customer categories to capitalize on their growth.

 Hospitals can now obtain up to $1,639 per day for Aquadex in outpatient care, improving accessibility and financial viability.  4x Higher Reimbursement  APC 5241  APC 5242  Introducing New Outpatient Reimbursement Rate for Aquadex  With the reassignment of CPT 0692T, daily reimbursement rates have significantly increased, making Aquadex a sustainable option for hospitals to provide essential outpatient care without financial loss.

 Financial Incentive for Hospitals to Use Aquadex in Outpatient Setting  Our outpatient customer category boasts a strong pipeline, indicating significant, near-term revenue opportunities.  3: From Premier Applied Sciences database  Increased Reimbursement  With reimbursements now up to $1,639, outpatient Aquadex treatments cover operational costs.  Cost Avoidance  Avoiding readmissions with proactive outpatient care can save hospitals up to $24,027 per readmission, reducing non-reimbursable expenses.3  Shifting to outpatient care with Aquadex significantly enhances patient quality of life by reducing hospital readmissions and minimizing the risks associated with prolonged hospital stays.  Recurring Revenue  Not only improves patient outcomes but also ensures a steady revenue stream from continuous care, rather than episodic inpatient treatments.

 The Updated Reimbursement Opportunity is a Win-Win Across the Entire Healthcare Ecosystem   PATIENTS   Gives easier access to improved, preventative care, enhancing overall quality of life.   PAYOR   Promotes cost efficiency, reducing expenses across the healthcare system.   NUWELLIS    Drives business growth and expands market presence.   HOSPITALS   Financially Viable Therapy

 Expanding Opportunities Across Critical Customer Categories  4: See Appendix  Heart Failure  $1B Market4  Critical Care  $900M Market4  Pediatrics  $130M Market4  $2.53B+ TAM  Outpatient Treatment  $773M Market4  Leveraging growth in critical care, pediatrics, and outpatient settings to maximize market reach and impact.

We Are Progressing Toward Key Milestones In The REVERSE-HF Trial

Insights from the REVERSE-HF Trial will support outpatient and critical care strategies by validating the effectiveness of Aquadex therapy in reducing heart failure events.

ANTICIPATED IMPACT

Improving Care Standards: Potential to influence guidelines and enhance both outpatient and critical care strategies.

Validation for Outpatient Care: Data could bolster the case for broader outpatient use by demonstrating safety and effectiveness.



First Patient
February 150th Patient
Q1 Study Completion
2022
2023
2024
2025
2026
2027
100th Patient
Q3 Enrollment Completion

Primary Goal: Compare the effectiveness of Aquadex therapy versus IV loop diuretics in preventing heart failure events within 30 days post-treatment.

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 Our Strategic Growth Plan Emphasizes Four Key Efforts  1  2  3  4  We’ve structured our sales and marketing team to ensure seamless execution

Strategic Focus on Critical Care for 2025

Strategically optimizing the patient journey with targeted fluid management solutions that enhance outcomes at every stage.

Pre-Op Optimization

Optimizes pre-surgery fluid levels, reducing intraoperative risks and setting the stage for successful outcomes.

Post-Op Recovery

Rapidly corrects post-surgical fluid imbalances, expediting recovery and reducing the length of hospital stays.

Alternative to Conventional Methods

Provides more controlled fluid removal than diuretics, enhancing recovery and minimizing side effects.

By reducing fluid overload, Aquadex speeds up recovery and decreases both heart-lung machine dependence and ICU stays.[5]

5: Beckles Journal of Cardiac Surgery - 2022 - Beckles - The use of simple ultrafiltration technology as a fluid management strategy

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 There is a critical and widespread incidence of acute kidney injury among cardiac surgery patients  As many as 80% of cardiac surgery patients may have stage 1 or greater CSA-AKI according to the strict, consensus-based guidelines published by the Kidney Disease Improving Global Outcomes (KDIGO) group6.  6 Engelman, D. T., & Shaw, A. D. (2023). A Turnkey Order Set for Prevention of Cardiac Surgery–Associated Acute Kidney Injury. The Annals of Thoracic Surgery, 115(1), 11-15. https://doi.org/10.1016/j.athoracsur.2022.10.022  Recognizing the critical link between fluid overload and acute kidney injury underscores the imperative for precise fluid management in cardiac surgery patients.  80%  20%

 Our Solution  Aquadex®A clinically superior solution for Fluid Overload7  The only device of its kind in the market  7: Pinney, S et. al., J AM Coll Cardiol HF, 2025, ISSN 2213-1779 https://doi.org/10.1016/j.jchf.2024.11.018

 Filtered blood returns to the patient via the infusion line  5  Blood is taken from the patient via the withdrawal line using proprietary catheter technology  1  The blood is pushed through the filter by the blood pump  (0-40 ml per minute)  2  The ultrafiltration pump withdraws fluid across the filter membrane using negative pressure  Hematocrit sensor monitors preset hematocrit limits  3  Ultrafiltration pump can pull 0-500 ml of fluid per hour  4  How the Aquadex system works  Predictable and precise fluid removal

 Vivian™Our pediatric solution

 Received 510(k) and launched commercially in Q1 2020.  Our Growth and Success in Pediatrics Drive the Development of a Dedicated Device for High-Risk Conditions  8: Table Source: Menon S, et al. CJSN, 2019; 14: 1432-40. Aquadex is currently cleared for use in pediatric patients weighing 20 kg or more  Attributes8  Group 1: <10kg  Group 2: 10-20kg  Group 3: >20kg  # of Patients  N = 72   N = 13  N = 34  Primary disease  43% kidney  29% cardiac  54% kidney  31%other  38% kidney  28% cardiac  Survival at end of treatment (Aquadex)  43   (60%)  13   (100%)  33   (97%)  Group 1 patients traditionally do not receive any kind of therapy  “For our babies born with diseased or absent kidneys, Aquadex has given them a chance at life because in the past, there were no options to treat these patients.”  Kara Short  MSN, CRNP, NICU nurse practitioner at Alabama Children’s Hospital  4-10   circuits/pts  3-6 consoles per hospital  Improved patient survival at end of treatment

Reappraisal of AVOID-HF Published in JACC: HF in 2025 Demonstrated Aquadex Significantly Reduces Heart Failure Hospitalizations[9]

Reassessed clinical benefit of ultrafiltration versus intravenous diuretics in 224 hospitalized heart failure patients.

Key Reappraisal Conclusions:

- Reanalysis confirmed **a 60% decrease in 30-day HF events** for patients treated with ultrafiltration[9]
- Adjudicated an additional 31 events to complete the AVOID-HF adjudicated dataset[9]
- Study illustrates a clear trend toward a better overall composite outcome including CV mortality, HF events and quality of life[9]



AUF
ALD
HF Event-free Survival (%)
100
90
80
70
60
50
0
30
60
90
Time (days)
Overall Log-Rank p-value = 0.0138
HR 0.41 [0.20,0.85]
72.3%
61.4%
Overall Log-Rank p-value = 0.0679
HR 0.64 [0.39,1.045]
Number at risk:
AUF 105 88 74 61
ALD 108 81 69 56

9: Pinney, S et. al., *J AM Coll Cardiol HF*, 2025, ISSN 2213-1779 https://doi.org/10.1016/j.jchf.2024.11.018

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 We Are Confident That Our Growth Strategy Will Lead To Meaningful Revenue Expansion And Improved Cash Flow  Cash   $5.1 million as of December 31, 2024  NO Debt  Operating Expense  26% reduction vs. 2023

 Capitalization Overview  As of March 31, 2025  Common Equivalents  Common Stock  4,373,968  Preferred Stock  69,039  Warrants (weighted avg. exercise price: $5.49)  5,325,058  Options (weighted avg. exercise price: $524.67)  3,385  Fully Diluted  9,771,450

 Nuwellis Leadership Team  John Erb  Interim Chief Executive Officer  John Jefferies, M.D.  Chief Medical Officer  Megan Cotts  Vice President of Clinical Research and Reimbursement  Rob Scott  Chief Financial Officer  Laurent Duhoux  Vice President of International Business Development  Over 200 years of combined experience in clinical practice and the medical device industry, including major tenures at Medtronic, Boston Scientific, and Abbott/St. Jude Medical.  Neil Ayotte  Sr. Vice President, General Counsel, Chief Compliance Officer  Ryan Marthaler  Vice President of Product Marketing and Business Development  Betsy Riemenschneider  Vice President of Sales

 Investment Highlights  Strategic Realignment  Financial Growth  Clinical Advancement  Focus on high-growth categories  Expanded impact through strategic shifts to outpatient services  Consistent upward trajectory in peds and critical care sectors.  Leveraging improved reimbursement models  Pediatric dedicated device, Vivian  REVERSE HF Trial  Capitalizing on strategic shifts and proven clinical outcomes to drive substantial market presence and financial success, poised for dramatic growth in 2025.

 Thank You

 Appendix

Market size sources

Heart Failure – Inpatient ($1B+)

- **Incidence of HF:** https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/
- **Annual HF Hospitalizations:** Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445
- **Insufficient diuretic response:** https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

Heart Failure – Outpatient ($0.5B+)

- **Incidence of HF:** https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5494150/
- **Annual HF Hospitalizations:** Costanzo MR, et al. J Am Coll Cardiol. 2017 May 16;69(19):2428-2445
- **Diuretic resistance rate:** https://www.ahajournals.org/doi/10.1161/CIRCHEARTFAILURE.115.002370?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

Critical Care ($900m)

- **VADs:** https://www.grandviewresearch.com/industry-analysis/ventricular-assist-devices-market
- **CABG:** https://www.grandviewresearch.com/industry-analysis/coronary-artery-bypass-graft-cabg-market
- **Valves:** https://idataresearch.com/over-182000-heart-valve-replacements-per-year-in-the-united-states/
- **Liver Transplants:** https://www.healthline.com/health/liver-transplant-survival
- **Liver Disease:** https://www.ncbi.nlm.nih.gov/pubmed/25291348
- **Kidney Disease:** https://www.kidney.org/news/newsroom/factsheets/KidneyDiseaseBasics
- **Sepsis:** https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6557150/
- **ECMO:** https://www.uclahealth.org/medical-services/heart/ecmo/research/statistics

Pediatrics ($130m)

- **Renal Replacement/AKI:** https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3789331/#:~:text=The%20hospitalized%20population%20at%20risk,are%20shown%20in%20Table%201
- **Heart Disease:** https://www.cdc.gov/ncbddd/heartdefects/data.html#:~:text=Congenital%20heart%20defects%20are%20conditions,the%20United%20States%20each%20year
- **Pediatric Transplantations:** https://www.organdonor.gov/about/donors/child-infant.html
- **Pediatric ECMO:** https://www.ncbi.nlm.nih.gov/pubmed/23246046

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